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                                MERGER AGREEMENT

     MERGER AGREEMENT dated as of June 6, 1996, pursuant to Section 251 of the General Corporation Law of Delaware, between Benedek Broadcasting Corporation, a Delaware corporation (the "Surviving Corporation"), and each of Brissette Broadcasting Corporation, a Delaware corporation, Brissette TV of Lansing, Inc., a Delaware corporation, Brissette TV of Madison, Inc., a Delaware corporation, Brissette TV of Odessa, Inc., a Delaware corporation, Brissette TV of Wichita Falls, Inc., a Delaware corporation, Brissette TV of Springfield, Inc., a Delaware corporation, Brissette TV of Wausau, Inc., a Delaware corporation, Brissette TV of Wheeling, Inc., a Delaware corporation and Brissette TV of Peoria, Inc., a Delaware corporation (collectively, the "Merged Corportions").

                              W I T N E S S E T H:

     WHEREAS, the Merged Corporations desire to merge with and into the Surviving Corporation as hereinafter specified; and

     WHEREAS, the merger is subject to the approval of the Federal Communications Commission, which approval has been obtained.

     NOW, THEREFORE, the constituent corporations, parties to this Agreement, in consideration of the mutual covenants, agreements and provisions hereinafter contained do hereby prescribe the terms and conditions of said merger and mode of carrying the same into effect as follows:

     FIRST: The Merged Corporations shall be merged into the Surviving Corporation which shall be the surviving corporation. Upon the merger becoming effective as hereinafter provided, the separate existence and corporate organization of the Merged Corporations shall cease. The corporate existence of the Surviving Corporation, with all its purposes, powers and objects, shall continue unaffected and unimpaired by the merger of the Merged Corporations with and into the Surviving Corporation.

     SECOND: The Certificate of Incorporation of the Surviving Corporation, as heretofore amended and as in effect on the effective date of the merger provided for in this Agreement,



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shall continue in full force and effect as the Certificate of Incorporation of the corporation surviving this merger.

     THIRD: All the outstanding shares of capital stock of each of the Merged Corporations will be cancelled and no additional shares of the Surviving Corporation will be issued since the Surviving Corporation owns, directly or indirectly, 100% of the outstanding capital stock of each of the Merged Corporations.

     FOURTH: The terms and conditions of the merger are as follows:

     (a) The by-laws of the Surviving Corporation as they shall exist on the effective date of the merger shall be and remain the by-laws of the Surviving Corporation until the same shall be altered, amended or repealed as therein provided.

     (b) The directors and officers of the Surviving Corporation shall continue in office until the next annual meeting of stockholders and until their successors shall have been elected and qualified.

     (c) The merger shall become effective upon filing of this Agreement or a Certificate of Merger with the Secretary of State of Delaware.

     (d) Upon the merger becoming effective, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of each of the Merged Corporations shall be transferred to, vested in and devolve upon the Surviving Corporation without further act or deed and all property, rights, and every other interest of the Surviving Corporation and each of the Merged Corporations shall be as effectively the property of the Surviving Corporation as they were of the Surviving Corporation and each of the Merged Corporations respectively. The Merged Corporations hereby agree from time to time, as and when requested by the Surviving Corporation or by its successors or assigns, to execute and deliver or cause to be executed and delivered all such deeds and instruments and to take or cause to be taken such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of any property of the Merged Corporations acquired by reason of or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof and the proper officers and directors of each of the Merged Corporations and the proper officers and directors of the Surviving Corporation are fully authorized in the name of each of the Merged Corporations or otherwise to take any and all such action.

     FIFTH: Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and abandoned by the Board of Directors of any constituent corporation at any time prior to the date of filing the Certificate of Merger with the Secretary of State. This Agreement may be amended by the Boards of Directors of the constituent corporations at any


                                        2

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time prior to the date of filing the Certificate of Merger or this Agreement with the Secretary of State, provided that an amendment made subsequent to the adoption of the Agreement by the stockholders of any constituent corporation shall not (1) alter or change the amount or kind of shares, securities, cash property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such constituent corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any shares of any class or series thereof of such constituent corporation.

     IN WITNESS WHEREOF, the parties to this Agreement, pursuant to the approval and authority duly given by resolutions adopted by their respective Boards of Directors and stockholders, have caused this Agreement to be executed as of the 6th day of June, 1996.

                                   BENEDEK BROADCASTING
                                       CORPORATION

                                   By: /s/ Ronald L. Lindwall
                                      ----------------------------
                                        Name: Ronald L. Lindwall
                                        Title:  Senior Vice President - Finance

ATTEST:

By: /s/ Paul S. Goodman
   ---------------------------
   Name:  Paul S. Goodman
   Title:  Assistant Secretary

                                   BRISSETTE BROADCASTING CORPORATION

                                   By: /s/ Ronald L. Lindwall
                                      -------------------------------
                                        Name: Ronald L. Lindwall
                                        Title:  Senior Vice President - Finance

ATTEST:

By: /s/ Paul S. Goodman
   ---------------------------
   Name:  Paul S. Goodman
   Title:  Assistant Secretary


                                        3



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                                   BRISSETTE TV OF LANSING, INC.

                                   By: /s/ Ronald L. Lindwall
                                      ------------------------------
                                       Name: Ronald L. Lindwall
                                       Title:  Senior Vice President - Finance

ATTEST:

By: /s/ Paul S. Goodman
   ---------------------------
   Name:  Paul S. Goodman
   Title:  Assistant Secretary

                                   BRISSETTE TV OF MADISON, INC.

                                   By: /s/ Ronald L. Lindwall
                                      ------------------------------
                                       Name: Ronald L. Lindwall
                                       Title:  Senior Vice President - Finance

ATTEST:

By: /s/ Paul S. Goodman
   ---------------------------
   Name:  Paul S. Goodman
   Title:  Assistant Secretary

                                   BRISSETTE TV OF ODESSA, INC.

                                   By: /s/ Ronald L. Lindwall
                                      ----------------------------
                                        Name: Ronald L. Lindwall
                                        Title:  Senior Vice President - Finance

ATTEST:

By: /s/ Paul S. Goodman
   ---------------------------
   Name:  Paul S. Goodman
   Title:  Assistant Secretary

                                         4



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                                   BRISSETTE TV OF WICHITA FALLS, INC.

                                   By: /s/ Ronald L. Lindwall
                                      ----------------------------
                                        Name: Ronald L. Lindwall
                                        Title:  Senior Vice President - Finance

ATTEST:

By: /s/ Paul S. Goodman
   ---------------------------
   Name:  Paul S. Goodman
   Title:  Assistant Secretary

                                   BRISSETTE TV OF SPRINGFIELD, INC.

                                   By: /s/ Ronald L. Lindwall
                                      ----------------------------
                                        Name: Ronald L. Lindwall
                                        Title:  Senior Vice President - Finance

ATTEST:

By: /s/ Paul S. Goodman
   ---------------------------
   Name:  Paul S. Goodman
   Title:  Assistant Secretary

                                   BRISSETTE TV OF WAUSAU, INC.

                                   By: /s/ Ronald L. Lindwall
                                      ----------------------------
                                        Name: Ronald L. Lindwall
                                        Title:  Senior Vice President - Finance

ATTEST:

By: /s/ Paul S. Goodman
   ---------------------------
   Name:  Paul S. Goodman
   Title:  Assistant Secretary

                                   BRISSETTE TV OF WHEELING, INC.

                                   By: /s/ Ronald L. Lindwall
                                      ----------------------------
                                        Name: Ronald L. Lindwall
                                        Title:  Senior Vice President - Finance

ATTEST:

By: /s/ Paul S. Goodman
   ---------------------------
   Name:  Paul S. Goodman
   Title:  Assistant Secretary


                                        5



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                                   BRISSETTE TV OF PEORIA, INC.

                                   By: /s/ Ronald L. Lindwall
                                      ----------------------------
                                        Name: Ronald L. Lindwall
                                        Title:  Senior Vice President - Finance

ATTEST:

By: /s/ Paul S. Goodman
   ---------------------------
   Name:  Paul S. Goodman
   Title:  Assistant Secretary


                                        6

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